UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2009

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant as Specified in Its Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On December 21, 2009, State Street Bank and Trust Company of New Hampshire (“State Street”), the trustee of the American Bar Association Members / State Street Collective Trust (the “Collective Trust”), and Delaware Investment Advisers (“Delaware Investments”) entered into an Investment Advisor Agreement pursuant to which, effective on or about January 19, 2010, Delaware Investments will provide investment advice with respect to a portion of the Collective Trust’s Large Cap Equity Fund. A copy of the Investment Advisor Agreement is filed as an exhibit hereto.

On December 22, 2009, State Street and Columbus Circle Investors (“CCI”) entered into an Investment Advisor Agreement pursuant to which, effective on or about January 19, 2010, CCI will provide investment advice with respect to a portion of the Collective Trust’s Large Cap Equity Fund. A copy of the Investment Advisor Agreement is filed as an exhibit hereto.

On December 22, 2009, State Street and LSV Asset Management (“LSV”) entered into an Investment Advisor Agreement pursuant to which, effective on or about January 19, 2010, LSV will provide investment advice with respect to a portion of the Collective Trust’s International All Cap Equity Fund. A copy of the Investment Advisor Agreement is filed as an exhibit hereto.

ITEM 3.03. Material Modification to Rights of Security Holders.

In connection with the addition of Delaware Investments and CCI as Investment Advisors to the Large Cap Equity Fund, as more fully described in Item 1.01 of this Current Report on Form 8-K, State Street entered into a First Amended and Restated Fund Declaration for the Large Cap Equity Fund effective as of January 19, 2010, a copy of which is filed as an exhibit hereto.

In connection with the addition of LSV as an Investment Advisor to the International All Cap Equity Fund, as more fully described in Item 1.01 of this Current Report on Form 8-K, State Street entered into a Ninth Amended and Restated Fund Declaration for the International All Cap Equity Fund effective as of January 19, 2010, a copy of which is filed as an exhibit hereto.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	American Bar Association Members/State Street Collective Trust, First Amended and Restated Fund Declaration for the Large Cap Equity Fund, dated December 22, 2009.

3.2	American Bar Association Members/State Street Collective Trust, Ninth Amended and Restated Fund Declaration for the International All Cap Equity Fund, dated December 22, 2009.

10.1	Investment Advisor Agreement effective as of January 19, 2010 by and between State Street Bank and Trust Company of New Hampshire and Delaware Investment Advisers.

10.2	Investment Advisor Agreement effective as of January 19, 2010 by and between State Street Bank and Trust Company of New Hampshire and Columbus Circle Investors.

10.3	Investment Advisor Agreement effective as of January 19, 2010 by and between State Street Bank and Trust Company of New Hampshire and LSV Asset Management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Date: December 28, 2009	By:	/S/ ROBERT E. FULLAM
	Name:	Robert E. Fullam
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	American Bar Association Members/State Street Collective Trust, First Amended and Restated Fund Declaration for the Large Cap Equity Fund, dated December 22, 2009.

3.2	American Bar Association Members/State Street Collective Trust, Ninth Amended and Restated Fund Declaration for the International All Cap Equity Fund, dated December 22, 2009.

10.1	Investment Advisor Agreement effective as of January 19, 2010 by and between State Street Bank and Trust Company of New Hampshire and Delaware Investment Advisers.

10.2	Investment Advisor Agreement effective as of January 19, 2010 by and between State Street Bank and Trust Company of New Hampshire and Columbus Circle Investors.

10.3	Investment Advisor Agreement effective as of January 19, 2010 by and between State Street Bank and Trust Company of New Hampshire and LSV Asset Management.